Exhibit 3.3

                                 [LOGO] ZARLINK
                                        SEMICONDUCTOR

COMMON SHARES

See reverse for certain definitions

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                               CUSIP 989139 10 0
                               -----------------

CONTINUED UNDER THE CANADA BUSINESS CORPORATIONS ACT

Countersigned and Registered
COMPUTERSHARE TRUST COMPANY OF CANADA
Transfer Agent and Registrar

By:

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                                     Authorized Officer

Countersigned and Registered
COMPUTERSHARE TRUST COMPANY, INC.                             Denver, Colorado
Transfer Agent and Registrar                                  New York, New York

By:

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                                     Authorized Officer

         FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE
                               IN THE CAPITAL OF

                           ZARLINK SEMICONDUCTOR INC.

      transferable on the books of the Corporation by the registered holder hereof in person or by attorney duly authorized upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

      In Witness Whereof, the Corporation has caused this certificate to be signed by its duly authorized officers.

                             Dated:
                                    -----------------------------

President and Chief Executive Officer                                  Secretary

/s/ [ILLEGIBLE]                                          /s/ ILLEGIBLE

THIS CERTIFICATE IS TRANSFERABLE AT THE PRINCIPAL OFFICES OF COMPUTERSHARE TRUST COMPANY OF CANADA IN HALIFAX, MONTREAL, TORONTO, CALGARY AND VANCOUVER, CANADA AND AT COMPUTERSHARE TRUST COMPANY, INC. IN DENVER, COLORADO AND NEW YORK, NEW YORK.

THE CLASS OF SHARES THAT THIS CERTIFICATE REPRESENTS HAS RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED THERETO AND THE CORPORATION WILL FURNISH TO A SHAREHOLDER, ON DEMAND AND WITHOUT CHARGE; A FULL COPY OF THE TEXT OF THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO EACH CLASS AUTHORIZED TO BE ISSUED.

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The  following  abbreviations  shall be  construed as though the words set forth
below  opposite  each   abbreviation   were  written  out  in  full  where  such
abbreviations appears:

    TEN COM                 -- as tenants in common
    TEN ENT                 -- as tenants by the entities
    UT TEN                  -- as joint tenants with right of survivorship and
                            -- not as tenants in common
    (Name) CUST (Name) UNIP -- (Name) as Custodian for (Name) under the
    GIFT MIN ACT (State)    -- (State) Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above set.

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Please insert social insurance number, social security number  -----------------
or other tax identifying number of transferee.
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      For value received, the undersigned hereby sells, assigns and transfers unto

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of the Capital  Stock  represented  by the within  certificate,  and does hereby irrevocably constitute and appoint


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Attorney to transfer the said Stock on the Books of the within named Corporation with full power of substitution in the premises.

Date
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Signature
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